CUSTOMER SUPPORT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


                   Supplemental Exhibit CS1 to Purchase Agreement Number 2285




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                           CUSTOMER SUPPORT VARIABLES

                                   relating to

                          BOEING MODEL 757-33N AIRCRAFT


Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer's request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

1.       MAINTENANCE TRAINING.
         --------------------

         1.1      Maintenance   Training  Minor  Model  Differences  Course,  if
                  required, covering operational, structural or systems differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; 1 class of 15 students;

         1.2 Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, text and graphics will be provided for use in Customer's own training program.

2.       FLIGHT TRAINING.
         ---------------

         Boeing will provide, if required, one classroom course to acquaint up to 15 students with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

         Any training materials used in Flight Training, if required, will be provided for use in Customer's own training program.

3.       PLANNING ASSISTANCE.
         -------------------

         3.1      MAINTENANCE AND GROUND OPERATIONS.
                  ---------------------------------

                  Upon  request,   Boeing  will  provide   planning   assistance
                  regarding Minor Model Differences requirements for facilities, tools and equipment.

         3.2      SPARES.
                  ------

                  Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4.       TECHNICAL DATA AND DOCUMENTS.
         ----------------------------

         Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.